UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 9, 2005

Date of report (date of earliest event reported)

QUADRAMED CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of Principal Executive Offices)

(703) 709-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 9, 2005, QuadraMed Corporation (the “Company”) announced the appointment of James R. Klein as the Company’s Chief Technology Officer and Senior Vice President of Product Management. In connection with this appointment, the Company and Mr. Klein entered into an Employment Agreement, Inducement Stock Option Agreement and Restricted Stock Agreement.

The Employment Agreement, effective August 1, 2005, includes the following material provisions:

•	Two-year initial term, automatically renewable for one-year extensions, unless either party provides advance written notice

•	Annual base salary of $300,000; additional payment of $50,000 on or before August 31, 2005

•	Annual incentive compensation bonus of up to fifty percent (50%) of then-current annual rate of base salary; bonus for 2005 prorated to twenty-five percent (25%) of annual base salary

•	Grant of 200,000 non-qualified stock options and 100,000 shares of restricted stock (details of these grants are provided in the Inducement Stock Option Agreement and Restricted Stock Agreement)

•	In the event of an Involuntary Termination (as defined in the Employment Agreement) other than a Termination for Cause (as defined in the Employment Agreement) whether or not in connection with a Change in Control (as defined in the Employment Agreement), severance benefits of six (6) months of the then-current annual rate of base salary and six (6) months of health benefits; severance benefits conditioned upon release of Company upon termination

•	Post-employment non-solicitation, non-disparagement, and confidentiality restrictions.

The Inducement Stock Option Agreement, effective August 1, 2005, includes the following material provisions:

•	200,000 stock options with a grant date of August 1, 2005; exercisable for a period of ten years at an exercise price of $1.74 per share

•	Vesting: one-fourth (25%) of the options vest on August 1, 2006 and the remaining three-fourths (75%) of the options vest in a series of thirty-six (36) equal monthly installments upon Mr. Klein’s completion of each month of employment after August 1, 2006

•	Vesting accelerates upon an Involuntary Termination or a Change in Control (as such terms are defined in the Inducement Stock Option Agreement).

The Restricted Stock Agreement, effective August 1, 2005, includes the following material provisions:

•	100,000 shares of restrictive stock with a grant date of August 1, 2005

•	Forfeiture restrictions lapse as follows: 35,000 Shares on August 1, 2006, 35,000 Shares on August 1, 2007, and 30,000 Shares on August 1, 2008, if Mr. Klein has been employed continuously by the Company on each date

•	Forfeiture restrictions lapse immediately for all 100,000 shares upon Mr. Klein’s termination by Involuntary Termination or Change in Control (as such terms are defined in the Restricted Stock Agreement).

The foregoing descriptions of the Employment Agreement, Inducement Stock Option Agreement and Restricted Stock Agreement are qualified in their entirety by reference to such Employment Agreement, Inducement Stock Option Agreement and Restricted Stock Agreement.

On August 9, 2005, the Company issued a press release announcing Mr. Klein’s appointment, among other matters (the “Press Release”). Copies of the Press Release, Employment Agreement, Inducement Stock Option Agreement and Restricted Stock Agreement are furnished as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference to this Item 1.01.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 9, 2005, the Company issued the Press Release announcing earnings and other financial results for its second fiscal quarter ended June 30, 2005 and that Management would review these results in an investment community conference call at 4:00 PM Eastern (1:00 PM Pacific) on Tuesday, August 9, 2005.

A copy of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference to this Item 2.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 9, 2005, in the Press Release referenced in the items above, the Company announced that John C. Wright has stepped down from his position as Chief Financial Officer and Executive Vice President, effective August 9, 2005. Mr. Wright will remain an employee of the Company until August 31, 2005. It is expected that Mr. Wright will continue to serve the Company as a consultant to its Sarbanes-Oxley Section 404 compliance team.

Also in the Press Release, the Company announced that David L. Piazza had been named as its Chief Financial Officer and Executive Vice President, effective August 10, 2005. Mr. Piazza, 50, joined the Company in October 2003 as Vice President of Finance and has been responsible for all non-accounting finance and administrative matters for the Company. He was an important member of the team that transitioned the Company’s headquarters from San Rafael, California to Reston, Virginia. Prior to joining the Company, Mr. Piazza was Chief Financial Officer of Gemplex Inc., a global Virtual Private Network provider in Vienna, Virginia from June 2001 to October 2003 and Chief Financial Officer of Teligent International in Vienna, Virginia from December 1999 to June 2001. Mr. Piazza has twenty years of experience in the telecommunications sector, where he has worked with both public and private companies. He is a CPA and began his career in the public accounting practice where he specialized in the audits of regulated companies.

A copy of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference to this Item 2.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1	QuadraMed Corporation Press Release, dated August 9, 2005.

Exhibit 99.2	Employment Agreement, dated August 1, 2005, by and between James R. Klein and QuadraMed Corporation.

Exhibit 99.3	Inducement Stock Option Agreement, dated August 1, 2005, by and between James R. Klein and QuadraMed Corporation.

Exhibit 99.4	Restricted Stock Agreement, dated August 1, 2005, by and between James R. Klein and QuadraMed Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2005

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated August 9, 2005.

99.2	Employment Agreement, dated August 1, 2005, by and between James R. Klein and QuadraMed Corporation.

99.3	Inducement Stock Option Agreement, dated August 1, 2005, by and between James R. Klein and QuadraMed Corporation.

99.4	Restricted Stock Agreement, dated August 1, 2005, by and between James R. Klein and QuadraMed Corporation.